UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Global Income Builder Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

13 Performance Summary

17 Investment Portfolio

50 Statement of Assets and Liabilities

52 Statement of Operations

54 Statement of Changes in Net Assets

55 Financial Highlights

61 Notes to Financial Statements

82 Report of Independent Registered Public Accounting Firm

83 Information About Your Fund's Expenses

85 Tax Information

86 Advisory Agreement Board Considerations and Fee Evaluation

91 Board Members and Officers

96 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 16 for more complete performance information.

Investment Process

The fund invests in a broad range of both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities, and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets).

Deutsche Global Income Builder Fund returned –3.32% during the 12-month period ending October 31, 2015. The fund underperformed the 0.32% return of the S&P® Target Risk Moderate Index and the 0.22% return of its secondary benchmark, the Blended Index. The fund outperformed the average return of the funds in its Morningstar peer group, Tactical Allocation Funds, in the three-, five- and 10-year periods ended October 31, 2015.

Global equities finished the 12-month period with a negative return, reflecting investors’ mounting concerns about economic growth. The combination of weaker economic conditions in China, the protracted downturn in commodity prices and the strength of the U.S. dollar weighed heavily on corporate earnings estimates, pushing stock prices lower. In this slow-growth environment, investors placed a premium on growth stocks seen as being in the best position to withstand the broader softness in the world economy. In contrast, value stocks fell out of favor with the market. Given our value-oriented approach, these trends worked against the types of dividend-paying stocks in which the fund is invested.

The underlying segments of the bond market experienced highly divergent trends during the past year. Mounting evidence of slowing global growth supported the performance of the interest-rate-sensitive segments of the market, including U.S. Treasuries, mortgage-backed securities and asset-backed securities. Corporate bonds also closed the annual period slightly in the black, although heavy new-issue supply contributed to their underperformance relative to Treasuries. In contrast to these rate-sensitive market segments, the higher-risk credit sectors underperformed. High-yield bonds finished with a loss, which reflected the impact of falling oil prices on the many energy issuers within the asset class. Emerging-markets bonds also closed in the red due to the unfavorable backdrop of instability in China and declining commodity and prices.

The fund closed with an allocation of approximately 58% of assets to stocks and 42% to bonds and cash, compared with the fund’s 50-50 allocation at the beginning of the period. The tilt in favor of equities reflects the relative lack of compelling near-term opportunities in the bond market, as well as our belief that an emphasis on higher-yielding, defensive stocks can work well in the current environment.

Fund Performance

The fund’s stock portfolio underperformed during the period, due largely to the impact of a handful of investments within the energy sector. We came into the period invested in certain energy stocks with above-average risk, which proved to be the incorrect positioning given the subsequent decline in oil prices. The two largest detractors were two stocks with high sensitivity to the underlying commodity, Canadian Oil Sands Ltd. and Transocean Ltd.

"The fund closed with a target allocation of approximately 58% of assets to stocks and 42% to bonds and cash."

Stock selection also detracted from performance in the consumer discretionary sector, where we lost ground through positions in Coach, Inc. and Mattel, Inc., and in financials, where our leading detractor was Hong Kong-based Standard Chartered PLC. Other notable detractors included QUALCOMM, Inc. and the construction and agricultural equipment company CNH Industrial NV.

On the plus side, a number of individual stocks made positive contributions to the fund’s results for the 12 months ended October 31, 2015. The British tobacco company Imperial Tobacco Group PLC. made a substantial contribution to performance after its purchase of four U.S.-based brands expanded its footprint in the United States and improved its free cash flow profile. Imperial Tobacco was just one of several robust performers in the consumer staples sector, as Unilever NV, British American Tobacco PLC and PepsiCo, Inc. also finished with healthy gains. Outside of consumer staples, one of the fund’s leading performers was the Bermuda-based reinsurance provider PartnerRe Ltd., whose shares rose after the company agreed to be taken over at a more attractive price than investors had been anticipating. Takeover activity also boosted the performance of our position in the automated teller manufacturer Wincor Nixdorf AG, which was bid for by its competitor Diebold, Inc. late in the period.

The fund’s bond portfolio also underperformed during the past 12 months, due largely to its allocations to high-yield bonds and the emerging markets. Our weighting in these groups was an important factor in the fund’s positive performance in the 2012 to 2014 interval, and we continued to favor the credit sectors coming into the reporting period due to their above-average yields and the backdrop of positive global growth. However, the rapid downturn in both segments caused this positioning to detract from performance during the past year ended October 31, 2015.

The fund’s investment-grade allocation performed well in the environment of falling yields, and it added an element of stability to the portfolio. We continued to favor structured products (mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities) over investment-grade corporate bonds, which added value during the past year.

Five Largest Equity Holdings at October 31, 2015 (17.9% of Net Assets)
1. British American Tobacco PLC Manufactures, markets and sells cigarettes and other tobacco products	5.0%
2. Verizon Communications, Inc. An integrated telecommunications company	4.5%
3. HCP, Inc. A real estate investment trust	3.2%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.6%
5. Jardine Matheson Holdings Ltd. A multinational conglomerate with a portfolio of various businesses in the Asia-Pacific region	2.6%

The fund employed derivatives during the period to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the fund’s use of derivatives for non-hedging purposes contributed positively to performance during the past year, particularly within the currency space.

Outlook and Positioning

We have taken a more defensive approach than usual in the equity portfolio due to the mounting uncertainty regarding global economic growth. This is reflected in the fund’s sector positioning, where we favored traditionally defensive areas such as consumer staples, utilities and telecommunications services. At the same time, we tilted the fund away from higher-beta sectors such as information technology, energy, materials and consumer discretionary. Our defensive tilt is also evident in the fund’s individual stock positioning, where we have emphasized companies with substantial valuation discounts vs. the broader market — an attribute that we believe may provide a cushion against additional market volatility.

Five Largest Fixed-Income Long-Term Securities at October 31, 2015 (5.8% of Net Assets)
1. U.S. Treasury Notes 1.0%, 8/31/2016	1.9%
2. Government National Mortgage Association 3.5%, 10/1/2043	1.5%
3. Kingdom of Spain 4.65%, 7/30/2025	0.8%
4. Government of New Zealand, Series 0427 4.5%, 4/15/2027	0.8%
5. Republic of Portugal 4.1%, 2/15/2045	0.8%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 96 for contact information.

Our portfolio activity generally focused on eliminating positions in stocks that had reached our price targets or where our thesis had proven incorrect, and rotating into those that we believe offered more compelling valuations. This bottom-up approach has enabled us to build a portfolio of stocks that offer not just above-average dividends, but also discounts to their intrinsic values. We believe this active-value discipline, in contrast to an approach that simply seeks to own the highest-yielding stocks in the market, is consistent with our goal of generating outperformance over the longer-term market cycle.

Our cautious view on the markets is also reflected in the bond portfolio, where we have positioned for an environment of continued volatility by boosting overall credit quality and reducing the fund’s allocations to high-yield and the emerging markets. At this juncture, we believe an emphasis on managing risk, rather than reaching for yield, is the prudent course.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Thomas Schuessler, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

— Head of Equity Income and Member of the Asset Management CIO Executive Committee: Frankfurt.

— PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Fabian Degen, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for US and Global Value Equity: New York.

— US Large Cap Equities: New York.

— Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Effective November 1, 2015, the fund's portfolio management team is as follows:

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Walter R. Holman, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset & Wealth Management in 1996.

— Portfolio Manager for US Large Cap Equities: Baltimore.

— BS Mechanical Engineering, Villanova University; MBA, University of Maryland.

Fabian Degen, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for US and Global Value Equity: New York.

— US Large Cap Equities: New York.

— Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

The MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

The Morgan Stanley Capital International (MSCI) World Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Tactical Allocation category consists of portfolios that seek to provide capital appreciation and income by actively shifting allocations across investments.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–3.32%	5.45%	3.92%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–8.88%	4.21%	3.30%
S&P® Target Risk Moderate Index†	0.32%	5.49%	4.68%
Blended Index††	0.22%	5.82%	5.39%
Barclays U.S. Aggregate Bond Index†††	1.96%	3.03%	4.72%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–4.46%	4.37%	3.14%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–7.04%	4.20%	3.14%
S&P® Target Risk Moderate Index†	0.32%	5.49%	4.68%
Blended Index††	0.22%	5.82%	5.39%
Barclays U.S. Aggregate Bond Index†††	1.96%	3.03%	4.72%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–3.99%	4.61%	3.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–3.99%	4.61%	3.08%
S&P® Target Risk Moderate Index†	0.32%	5.49%	4.68%
Blended Index††	0.22%	5.82%	5.39%
Barclays U.S. Aggregate Bond Index†††	1.96%	3.03%	4.72%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/15
No Sales Charges		–3.15%	4.08%
S&P® Target Risk Moderate Index†		0.32%	–0.23%
Blended Index††		0.22%	–1.23%
Barclays U.S. Aggregate Bond Index†††		1.96%	1.93%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	–3.01%	5.66%	4.14%
S&P® Target Risk Moderate Index†	0.32%	5.49%	4.68%
Blended Index††	0.22%	5.82%	5.39%
Barclays U.S. Aggregate Bond Index†††	1.96%	3.03%	4.72%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	–3.07%	5.71%	4.20%
S&P® Target Risk Moderate Index†	0.32%	5.49%	4.68%
Blended Index††	0.22%	5.82%	5.39%
Barclays U.S. Aggregate Bond Index†††	1.96%	3.03%	4.72%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2015 are 0.90%, 1.93%, 1.69%, 0.56%, 0.69% and 0.64% for Class A, Class B, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Income Builder Fund — Class A ■ S&P Target Risk Moderate Index† ■ Blended Index†† ■ Barclays U.S. Aggregate Bond Index†††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through April 30, 2015 (through March 31, 2015 for the most recent calendar quarter end), which is based on the performance period of the life of Class R6.

† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

†† The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

††† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/15	$ 8.91	$ 8.91	$ 8.90	$ 8.88	$ 8.91	$ 8.90
10/31/14	$ 10.36	$ 10.37	$ 10.35	$ 10.35	$ 10.36	$ 10.35
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .37	$ .27	$ .30	$ .40	$ .39	$ .40
Capital Gain Distributions, Twelve Months	$ .73	$ .73	$ .73	$ .73	$ .73	$ .73

Investment Portfolio as of October 31, 2015

	Shares	Value ($)

Common Stocks 56.8%
Consumer Discretionary 5.6%
Hotels, Restaurants & Leisure 0.0%
Dawn Holdings, Inc.* (a)	3	5,511
Leisure Products 2.0%
Mattel, Inc. (b)	705,506	17,341,337
Media 1.3%
Pearson PLC	198,850	2,649,047
Wolters Kluwer NV	248,331	8,412,340
		11,061,387
Textiles, Apparel & Luxury Goods 2.3%
Coach, Inc.	649,495	20,264,244
Consumer Staples 16.9%
Beverages 2.6%
PepsiCo, Inc.	226,404	23,136,225
Food & Staples Retailing 1.4%
Tesco PLC*	4,170,999	11,788,335
Food Products 0.7%
Nestle SA (Registered)	85,122	6,513,706
Household Products 2.4%
Procter & Gamble Co.	274,732	20,984,030
Personal Products 2.6%
Unilever NV (CVA)	493,715	22,309,638
Tobacco 7.2%
British American Tobacco PLC	732,331	43,650,678
Imperial Tobacco Group PLC	360,656	19,469,374
		63,120,052
Energy 1.8%
Oil, Gas & Consumable Fuels
Apache Corp.	304,481	14,350,190
Canadian Natural Resources Ltd.	43,043	998,060
Canadian Oil Sands Ltd.	77,134	582,221
		15,930,471
Financials 8.6%
Banks 1.1%
Standard Chartered PLC	864,838	9,627,007
Diversified Financial Services 1.4%
Leucadia National Corp. (b)	603,333	12,072,693
Insurance 3.0%
PartnerRe Ltd.	122,332	17,004,148
Powszechny Zaklad Ubezpieczen SA	41,773	4,070,128
Sampo Oyj "A"	103,558	5,064,885
		26,139,161
Real Estate Investment Trusts 3.1%
HCP, Inc. (REIT)	741,400	27,580,080
Health Care 4.2%
Pharmaceuticals
GlaxoSmithKline PLC	871,934	18,898,678
Sanofi	180,208	18,167,290
		37,065,968
Industrials 6.2%
Aerospace & Defense 0.7%
BAE Systems PLC	936,215	6,356,375
Air Freight & Logistics 0.2%
Singapore Post Ltd.	1,206,617	1,630,033
Building Products 0.0%
Congoleum Corp.*	11,440	0
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.	61	787
Industrial Conglomerates 4.1%
Jardine Matheson Holdings Ltd.	411,605	22,444,103
Koninklijke Philips NV	348,831	9,434,898
Smiths Group PLC	270,737	4,018,392
		35,897,393
Machinery 1.2%
CNH Industrial NV	1,457,748	9,855,986
Information Technology 5.4%
Communications Equipment 4.0%
Cisco Systems, Inc.	490,292	14,144,924
QUALCOMM, Inc.	357,210	21,225,418
		35,370,342
Technology Hardware, Storage & Peripherals 1.4%
Diebold, Inc.	137,544	5,071,247
Wincor Nixdorf AG	132,076	6,781,772
		11,853,019
Materials 1.1%
Chemicals 0.5%
Air Liquide SA	32,215	4,180,131
GEO Specialty Chemicals, Inc.*	57,540	26,388
		4,206,519
Metals & Mining 0.6%
Franco-Nevada Corp. (b)	111,681	5,664,335
Telecommunication Services 4.5%
Diversified Telecommunication Services
Verizon Communications, Inc.	846,017	39,646,920
Utilities 2.5%
Electric Utilities
Southern Co. (b)	483,601	21,810,405
Total Common Stocks (Cost $483,147,849)		497,231,959

Preferred Stock 0.0%
Consumer Discretionary
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $137,250)	148	151,575

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $90,209)	506	1,713

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 20.3%
Consumer Discretionary 3.7%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		135,000	137,025
Ally Financial, Inc., 4.125%, 3/30/2020 (b)		305,000	314,913
AmeriGas Finance LLC:
6.75%, 5/20/2020 (b)		280,000	290,150
7.0%, 5/20/2022		840,000	886,200
APX Group, Inc., 6.375%, 12/1/2019		195,000	189,638
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		305,000	327,112
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		325,000	300,625
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		495,000	493,144
5.5%, 4/1/2023 (b)		200,000	207,250
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		340,000	308,091
5.165%, 8/1/2044		410,000	370,105
Block Communications, Inc., 144A, 7.25%, 2/1/2020		70,000	70,350
Boyd Gaming Corp., 6.875%, 5/15/2023		160,000	169,600
Caleres, Inc., 144A, 6.25%, 8/15/2023		130,000	131,300
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		425,000	426,062
144A, 5.375%, 5/1/2025 (b)		320,000	316,800
144A, 5.875%, 5/1/2027		535,000	535,000
7.375%, 6/1/2020		3,610,000	3,745,375
CCO Safari II LLC:
144A, 4.908%, 7/23/2025		65,000	66,071
144A, 6.484%, 10/23/2045		50,000	51,850
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021 (b)		1,390,000	1,335,429
144A, 6.375%, 9/15/2020		800,000	801,000
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		240,000	247,200
Series B, 6.5%, 11/15/2022		1,195,000	1,245,787
Series A, 7.625%, 3/15/2020		20,000	20,300
Series B, 7.625%, 3/15/2020		1,190,000	1,234,625
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		25,000	25,375
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		275,000	241,860
CVS Health Corp., 5.125%, 7/20/2045		105,000	112,569
D.R. Horton, Inc., 4.0%, 2/15/2020		105,000	108,150
Dana Holding Corp., 5.5%, 12/15/2024		250,000	249,375
Discovery Communications LLC, 4.875%, 4/1/2043		45,000	39,790
DISH DBS Corp.:
4.25%, 4/1/2018		290,000	289,638
5.0%, 3/15/2023		845,000	781,625
7.875%, 9/1/2019		1,120,000	1,228,965
Dollar Tree, Inc., 144A, 5.75%, 3/1/2023		367,500	387,253
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		380,000	383,800
General Motors Co., 4.0%, 4/1/2025		2,600,000	2,533,931
General Motors Financial Co., Inc., 3.2%, 7/13/2020		135,000	133,931
Global Partners LP, 7.0%, 6/15/2023		260,000	244,400
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		500,000	505,000
HD Supply, Inc.:
7.5%, 7/15/2020 (b)		130,000	138,450
11.5%, 7/15/2020		385,000	435,531
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		160,000	155,200
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		160,000	120,800
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		60,000	61,200
144A, 7.0%, 9/1/2020		370,000	392,200
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		150,000	152,625
Mediacom Broadband LLC:
5.5%, 4/15/2021		45,000	43,538
6.375%, 4/1/2023		145,000	139,925
Mediacom LLC, 7.25%, 2/15/2022		20,000	20,250
MGM Resorts International:
6.625%, 12/15/2021		1,895,000	2,022,912
6.75%, 10/1/2020 (b)		560,000	596,400
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		155,000	157,519
Numericable-SFR:
144A, 4.875%, 5/15/2019		470,000	472,350
144A, 6.0%, 5/15/2022		700,000	701,750
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		170,000	181,050
Quebecor Media, Inc., 5.75%, 1/15/2023		200,000	205,000
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023 (b)		25,000	25,375
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		385,000	387,887
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		130,000	129,675
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		215,000	227,900
Springs Industries, Inc., 6.25%, 6/1/2021		310,000	308,450
Starz LLC, 5.0%, 9/15/2019		160,000	163,620
Time Warner Cable, Inc., 7.3%, 7/1/2038		245,000	265,397
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		215,000	213,656
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		2,855,000	2,934,369
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		265,000	260,363
144A, 8.5%, 10/15/2022		195,000	212,063
			32,612,119
Consumer Staples 0.7%
Chiquita Brands International, Inc., 7.875%, 2/1/2021		83,000	88,084
Cott Beverages, Inc.:
5.375%, 7/1/2022		575,000	572,125
6.75%, 1/1/2020		250,000	265,000
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		230,000	239,775
Imperial Tobacco Finance PLC, 144A, 4.25%, 7/21/2025		100,000	102,350
JBS Investments GmbH, 144A, 7.25%, 4/3/2024 (b)		470,000	482,925
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		210,000	203,175
144A, 8.25%, 2/1/2020 (b)		2,040,000	2,136,900
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,000,000	1,080,000
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		205,000	209,612
Post Holdings, Inc., 144A, 6.75%, 12/1/2021 (b)		60,000	62,100
Reynolds American, Inc.:
4.45%, 6/12/2025		60,000	62,609
5.85%, 8/15/2045		30,000	33,280
Smithfield Foods, Inc., 6.625%, 8/15/2022		12,000	12,840
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		135,000	143,944
The WhiteWave Foods Co., 5.375%, 10/1/2022		245,000	262,762
Tonon Luxembourg SA, 144A, 7.25%, 1/24/2020 (PIK) (b)		1,036,250	352,325
			6,309,806
Energy 2.3%
Antero Resources Corp.:
5.125%, 12/1/2022		440,000	394,900
5.375%, 11/1/2021		190,000	174,800
144A, 5.625%, 6/1/2023 (b)		210,000	193,200
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		100,000	84,000
144A, 5.625%, 6/1/2024		145,000	119,625
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		105,000	98,175
California Resources Corp.:
5.0%, 1/15/2020		95,000	69,113
5.5%, 9/15/2021		217,000	149,188
6.0%, 11/15/2024 (b)		155,000	105,400
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		270,000	256,837
Chesapeake Energy Corp., 5.75%, 3/15/2023 (b)		685,000	431,550
Concho Resources, Inc., 5.5%, 4/1/2023		575,000	577,875
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		95,000	80,750
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		850,000	921,600
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		250,000	253,750
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		545,000	523,200
144A, 8.125%, 9/15/2023		315,000	315,787
EP Energy LLC, 6.375%, 6/15/2023 (b)		235,000	176,838
Gulfport Energy Corp., 6.625%, 5/1/2023		105,000	96,075
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		255,000	230,775
144A, 5.75%, 10/1/2025		370,000	342,250
Holly Energy Partners LP, 6.5%, 3/1/2020		20,000	19,900
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		225,000	181,688
Kinder Morgan, Inc.:
3.05%, 12/1/2019		580,000	562,219
5.55%, 6/1/2045		375,000	315,694
Laredo Petroleum, Inc., 6.25%, 3/15/2023		310,000	297,600
Lukoil International Finance BV, 144A, 3.416%, 4/24/2018		400,000	389,864
MEG Energy Corp., 144A, 7.0%, 3/31/2024		1,195,000	1,033,675
Memorial Resource Development Corp., 5.875%, 7/1/2022		255,000	240,337
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		320,000	337,600
Newfield Exploration Co., 5.375%, 1/1/2026		155,000	147,250
Noble Holding International Ltd., 4.0%, 3/16/2018		30,000	27,577
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		505,000	417,635
Oasis Petroleum, Inc., 6.875%, 3/15/2022		295,000	251,487
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		600,000	480,000
ONEOK Partners LP, 4.9%, 3/15/2025 (b)		150,000	138,292
Pacific Exploration & Production Corp., 144A, 5.375%, 1/26/2019		500,000	217,500
Parsley Energy LLC, 144A, 7.5%, 2/15/2022 (b)		40,000	40,300
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		520,000	532,601
Range Resources Corp., 144A, 4.875%, 5/15/2025		210,000	187,950
Regency Energy Partners LP, 5.0%, 10/1/2022		150,000	145,777
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		1,000,000	1,002,821
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		50,000	46,250
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		500,000	516,659
RSP Permian, Inc.:
6.625%, 10/1/2022		520,000	514,800
144A, 6.625%, 10/1/2022		105,000	103,950
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		685,000	679,862
5.625%, 4/15/2023		155,000	150,834
144A, 5.625%, 3/1/2025		260,000	249,275
5.75%, 5/15/2024		610,000	588,650
SESI LLC, 7.125%, 12/15/2021		140,000	135,986
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		80,000	72,800
Sunoco LP:
144A, 5.5%, 8/1/2020		155,000	158,875
144A, 6.375%, 4/1/2023		150,000	151,125
Talos Production LLC, 144A, 9.75%, 2/15/2018		190,000	91,675
Targa Resources Partners LP, 4.125%, 11/15/2019		95,000	88,350
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		375,000	345,937
Transocean, Inc., 4.3%, 10/15/2022		1,155,000	754,931
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		750,000	770,625
Whiting Petroleum Corp.:
5.75%, 3/15/2021 (b)		200,000	185,750
6.25%, 4/1/2023 (b)		985,000	916,050
Williams Partners LP:
4.0%, 9/15/2025 (b)		170,000	144,674
6.125%, 7/15/2022		60,000	61,418
WPX Energy, Inc., 8.25%, 8/1/2023 (b)		310,000	291,400
			19,583,331
Financials 3.1%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		545,000	568,163
AerCap Ireland Capital Ltd., 3.75%, 5/15/2019		70,000	70,840
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	252,350
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,014,385
Bank of America Corp., 3.875%, 8/1/2025		2,600,000	2,645,263
Barclays Bank PLC, 7.625%, 11/21/2022		1,000,000	1,141,875
BBVA Bancomer SA:
144A, 6.008%, 5/17/2022		500,000	510,000
144A, 6.75%, 9/30/2022		1,000,000	1,122,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		1,000,000	948,642
CIT Group, Inc., 5.0%, 5/15/2017		170,000	175,185
CNO Financial Group, Inc.:
4.5%, 5/30/2020		75,000	78,000
5.25%, 5/30/2025		160,000	170,000
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	518,350
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		605,000	620,805
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,000,000	1,559,420
E*TRADE Financial Corp., 4.625%, 9/15/2023		205,000	211,663
Equinix, Inc., (REIT), 5.375%, 4/1/2023		690,000	717,600
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		525,000	507,522
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		940,000	970,678
HSBC Holdings PLC:
5.625%, 12/29/2049 (b)		1,015,000	1,014,366
6.375%, 12/29/2049		940,000	930,477
International Lease Finance Corp.:
3.875%, 4/15/2018		400,000	406,000
6.25%, 5/15/2019		350,000	380,625
8.75%, 3/15/2017		1,150,000	1,240,563
JPMorgan Chase & Co., 3.9%, 7/15/2025		2,600,000	2,662,358
Legg Mason, Inc., 5.625%, 1/15/2044		300,000	311,501
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,265,000	1,403,286
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		55,000	50,843
Morgan Stanley, Series H, 5.45%, 7/29/2049		140,000	137,725
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		30,000	31,350
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	480,000
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		525,000	548,904
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		610,000	612,030
The Goldman Sachs Group, Inc.:
3.75%, 5/22/2025		2,600,000	2,618,873
Series L, 5.7%, 12/29/2049		235,000	238,231
			26,869,873
Health Care 1.7%
AbbVie, Inc., 3.6%, 5/14/2025		2,755,000	2,708,242
Actavis Funding SCS, 4.75%, 3/15/2045		7,000	6,694
Alere, Inc., 144A, 6.375%, 7/1/2023		205,000	213,200
CHS/Community Health Systems, Inc., 5.125%, 8/15/2018		1,080,000	1,100,250
Community Health Systems, Inc., 6.875%, 2/1/2022 (b)		2,000,000	2,015,000
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		105,000	91,350
Endo Finance LLC, 144A, 5.375%, 1/15/2023		290,000	284,403
Endo Ltd.:
144A, 6.0%, 7/15/2023		230,000	230,000
144A, 6.0%, 2/1/2025		160,000	158,800
HCA, Inc., 6.5%, 2/15/2020		2,020,000	2,259,875
Hologic, Inc., 144A, 5.25%, 7/15/2022		105,000	109,594
IMS Health, Inc., 144A, 6.0%, 11/1/2020		240,000	248,400
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		370,000	321,900
144A, 4.875%, 4/15/2020		175,000	167,781
Tenet Healthcare Corp.:
144A, 3.837%**, 6/15/2020		200,000	198,500
6.25%, 11/1/2018		1,110,000	1,182,150
6.75%, 6/15/2023 (b)		420,000	416,850
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		385,000	334,950
144A, 5.875%, 5/15/2023		355,000	298,866
144A, 6.125%, 4/15/2025 (b)		1,050,000	883,313
144A, 6.375%, 10/15/2020		365,000	326,675
144A, 7.5%, 7/15/2021		1,515,000	1,382,437
			14,939,230
Industrials 1.7%
ADT Corp.:
3.5%, 7/15/2022 (b)		220,000	206,250
5.25%, 3/15/2020 (b)		415,000	439,900
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		500,000	525,625
Aguila 3 SA, 144A, 7.875%, 1/31/2018		190,000	194,275
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		190,000	152,950
Belden, Inc., 144A, 5.5%, 9/1/2022		330,000	326,700
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		1,480,000	1,144,040
144A, 6.0%, 10/15/2022 (b)		235,000	180,950
144A, 7.5%, 3/15/2025		105,000	81,638
144A, 7.75%, 3/15/2020		25,000	21,813
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019		200,000	201,000
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		145,000	130,439
EnerSys, 144A, 5.0%, 4/30/2023		55,000	55,825
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019 (b)		60,000	60,435
FTI Consulting, Inc., 6.0%, 11/15/2022		195,000	206,700
Gates Global LLC, 144A, 6.0%, 7/15/2022 (b)		285,000	228,712
Masonite International Corp., 144A, 5.625%, 3/15/2023		215,000	224,675
Meritor, Inc.:
6.25%, 2/15/2024		95,000	90,725
6.75%, 6/15/2021		305,000	301,187
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		2,000,000	2,083,156
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		620,000	487,475
Nortek, Inc., 8.5%, 4/15/2021		885,000	938,100
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		265,000	275,600
Oshkosh Corp., 5.375%, 3/1/2025		25,000	25,125
Ply Gem Industries, Inc., 6.5%, 2/1/2022		185,000	176,675
Sanmina Corp., 144A, 4.375%, 6/1/2019		30,000	30,600
SBA Communications Corp., 5.625%, 10/1/2019		190,000	198,550
TransDigm, Inc.:
6.0%, 7/15/2022		590,000	595,900
6.5%, 7/15/2024		175,000	178,063
7.5%, 7/15/2021		1,035,000	1,091,925
Triumph Group, Inc., 5.25%, 6/1/2022		145,000	130,319
United Rentals North America, Inc.:
4.625%, 7/15/2023		170,000	170,743
6.125%, 6/15/2023		20,000	20,870
7.375%, 5/15/2020		100,000	106,125
7.625%, 4/15/2022		2,260,000	2,452,349
USG Corp., 144A, 5.5%, 3/1/2025		15,000	15,431
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		275,000	259,875
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022		255,000	227,587
ZF North America Capital, Inc.:
144A, 4.5%, 4/29/2022 (b)		440,000	443,023
144A, 4.75%, 4/29/2025		225,000	220,781
			14,902,111
Information Technology 0.7%
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		1,195,000	1,263,951
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		65,000	65,456
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		105,000	81,244
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (b)		280,000	200,200
Cardtronics, Inc., 5.125%, 8/1/2022		205,000	198,850
CDW LLC, 6.0%, 8/15/2022		435,000	466,859
EarthLink Holdings Corp., 7.375%, 6/1/2020		265,000	273,613
Entegris, Inc., 144A, 6.0%, 4/1/2022		140,000	144,200
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		140,000	142,489
First Data Corp.:
144A, 6.75%, 11/1/2020 (b)		432,000	455,220
144A, 8.75%, 1/15/2022 (b)		190,000	200,070
Hewlett Packard Enterprise Co.:
144A, 4.9%, 10/15/2025		145,000	143,281
144A, 6.35%, 10/15/2045		70,000	67,810
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		230,000	217,925
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023 (b)		105,000	104,159
KLA-Tencor Corp., 4.65%, 11/1/2024		430,000	432,990
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		265,000	258,902
NXP BV, 144A, 3.75%, 6/1/2018		330,000	330,825
Open Text Corp., 144A, 5.625%, 1/15/2023		215,000	217,150
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023 (b)		155,000	144,150
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		850,000	719,273
			6,128,617
Materials 2.2%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		550,000	474,747
144A, 4.125%, 9/27/2022		660,000	541,325
ArcelorMittal, 5.125%, 6/1/2020		65,000	62,461
Ball Corp., 5.25%, 7/1/2025 (b)		265,000	269,306
Berry Plastics Corp., 5.5%, 5/15/2022 (b)		1,095,000	1,127,850
Cascades, Inc., 144A, 5.5%, 7/15/2022		215,000	209,088
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,000,000	1,015,000
Chemours Co.:
144A, 6.625%, 5/15/2023 (b)		195,000	145,519
144A, 7.0%, 5/15/2025		90,000	67,050
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		235,000	232,650
Evraz Group SA, 144A, 6.5%, 4/22/2020		1,200,000	1,160,400
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		410,000	312,112
144A, 7.0%, 2/15/2021		430,000	318,200
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		530,000	427,975
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		500,000	405,000
Hexion, Inc., 6.625%, 4/15/2020 (b)		1,030,000	872,925
Huntsman International LLC, 5.125%, 4/15/2021	EUR	250,000	266,322
Kaiser Aluminum Corp., 8.25%, 6/1/2020		225,000	240,188
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		800,000	715,000
Novelis, Inc., 8.75%, 12/15/2020 (b)		4,725,000	4,736,812
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		240,000	204,000
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020 (b)		3,880,000	4,035,200
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		190,000	178,125
Tronox Finance LLC:
6.375%, 8/15/2020 (b)		225,000	160,245
144A, 7.5%, 3/15/2022		245,000	173,338
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		120,000	124,800
144A, 5.625%, 10/1/2024		60,000	61,950
Yamana Gold, Inc., 4.95%, 7/15/2024		1,040,000	954,212
			19,491,800
Telecommunication Services 3.7%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	8,000,000	477,255
AT&T, Inc.:
2.45%, 6/30/2020		160,000	158,436
3.4%, 5/15/2025		2,870,000	2,784,999
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		750,000	805,726
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		100,000	100,114
Series T, 5.8%, 3/15/2022		400,000	389,000
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022		700,000	624,750
CommScope, Inc.:
144A, 4.375%, 6/15/2020 (b)		125,000	127,500
144A, 5.0%, 6/15/2021		290,000	291,812
CyrusOne LP:
6.375%, 11/15/2022 (b)		95,000	98,088
144A, 6.375%, 11/15/2022		240,000	247,800
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		760,000	627,000
144A, 8.25%, 9/30/2020		1,010,000	893,850
Digicel Ltd., 144A, 6.75%, 3/1/2023		395,000	355,500
Frontier Communications Corp.:
6.25%, 9/15/2021		185,000	165,205
6.875%, 1/15/2025 (b)		715,000	617,829
7.125%, 1/15/2023		940,000	838,950
8.5%, 4/15/2020 (b)		1,645,000	1,694,350
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		915,000	997,350
Intelsat Jackson Holdings SA, 5.5%, 8/1/2023		595,000	490,503
Level 3 Financing, Inc.:
5.375%, 8/15/2022		830,000	844,525
144A, 5.375%, 5/1/2025		210,000	210,525
6.125%, 1/15/2021		525,000	553,219
7.0%, 6/1/2020		725,000	768,500
8.625%, 7/15/2020 (b)		2,480,000	2,619,500
Millicom International Cellular SA:
144A, 4.75%, 5/22/2020		310,000	272,800
144A, 6.0%, 3/15/2025 (b)		1,200,000	987,000
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		700,000	644,140
Plantronics, Inc., 144A, 5.5%, 5/31/2023 (b)		105,000	106,838
Sprint Communications, Inc.:
6.0%, 11/15/2022 (b)		340,000	290,527
144A, 7.0%, 3/1/2020 (b)		365,000	383,250
Sprint Corp., 7.125%, 6/15/2024		1,485,000	1,304,016
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025 (b)		516,000	517,290
6.625%, 11/15/2020		740,000	762,200
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,045,000	1,046,306
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		999,000	1,063,935
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		135,000	142,763
Verizon Communications, Inc., 3.5%, 11/1/2024		2,600,000	2,599,594
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		500,000	478,125
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		375,000	375,000
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		210,000	221,550
Windstream Services LLC, 7.875%, 11/1/2017		2,595,000	2,752,309
Zayo Group LLC:
144A, 6.0%, 4/1/2023		210,000	214,095
144A, 6.375%, 5/15/2025		265,000	268,312
			32,212,336
Utilities 0.5%
Calpine Corp.:
5.375%, 1/15/2023 (b)		340,000	325,125
5.75%, 1/15/2025 (b)		340,000	322,150
Comision Federal de Electricidad, 144A, 6.125%, 6/16/2045		850,000	822,375
Dynegy, Inc.:
7.375%, 11/1/2022		260,000	260,650
7.625%, 11/1/2024 (b)		485,000	486,212
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		500,000	469,248
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		255,000	236,513
NRG Energy, Inc., 6.25%, 5/1/2024		1,270,000	1,136,650
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		130,000	118,924
			4,177,847
Total Corporate Bonds (Cost $185,763,686)			177,227,070

Asset-Backed 0.6%
Miscellaneous
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.939%**, 1/17/2024		2,000,000	1,999,326
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		1,419,863	1,393,757
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		1,735,063	1,732,159
Total Asset-Backed (Cost $5,077,135)			5,125,242

Mortgage-Backed Securities Pass-Throughs 2.1%
Federal Home Loan Mortgage Corp. 6.0%, 11/1/2021		69,621	78,551
Federal National Mortgage Association:
4.0%, 7/1/2042 (d)		4,700,000	5,002,929
6.5%, with various maturities from 4/1/2017 until 6/1/2017		76,721	78,638
Government National Mortgage Association:
3.5%, 10/1/2043 (d)		12,400,000	12,962,116
6.5%, 8/20/2034		95,187	108,873
Total Mortgage-Backed Securities Pass-Throughs (Cost $18,116,571)			18,231,107

Commercial Mortgage-Backed Securities 0.4%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.196%**, 3/15/2018		470,000	470,000
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.55%***, 12/25/2024		7,488,218	317,524
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		2,500,627	2,176,329
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		200,000	209,214
Total Commercial Mortgage-Backed Securities (Cost $3,517,785)			3,173,067

Collateralized Mortgage Obligations 3.2%
Fannie Mae Connecticut Avenue Securities, "1M2", Series 2015-C01, 4.494%**, 2/25/2025		1,000,000	964,773
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		767,924	502,988
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		1,986,866	186,308
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		818,529	51,959
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,956,108	306,990
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		3,831,579	374,195
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		1,181,055	113,848
"ZG", Series 4213, 3.5%, 6/15/2043		907,347	904,049
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		486,052	82,972
"ZP", Series 4490, 4.0%, 7/15/2045		2,224,454	2,238,881
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		2,802,127	343,986
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		3,532,533	337,653
"SP", Series 4047, Interest Only, 6.454%***, 12/15/2037		2,249,142	335,794
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	722,987
"4", Series 406, Interest Only, 4.0%, 9/25/2040		2,005,345	351,539
"JZ", Series 2012-4, 4.0%, 9/25/2041		2,955,463	3,267,240
"KZ", Series 2010-134, 4.5%, 12/25/2040		781,784	821,189
"Z", Series 2011-149, 4.5%, 1/25/2042		1,332,665	1,333,354
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		521,249	104,621
"PI", Series 2006-20, Interest Only, 6.483%***, 11/25/2030		2,477,254	374,743
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.794%**, 4/25/2024		3,500,000	3,268,270
"M3", Series 2014-DN4, 4.744%**, 10/25/2024		1,930,000	1,923,209
Government National Mortgage Association:
"GC", Series 2010-101, 4.0%, 8/20/2040		1,500,000	1,628,227
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		2,607,992	335,950
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		1,630,504	157,461
"AI", Series 2010-25, Interest Only, 4.5%, 3/16/2023		437,483	9,503
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		453,748	60,132
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		2,953,128	445,648
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		245,730	41,677
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,732,235
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		1,420,367	82,882
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		328,010	55,256
"PZ", Series 2010-106, 4.75%, 8/20/2040		1,595,781	1,646,945
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,530,030	277,593
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		517,986	59,515
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,508,232	285,712
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		1,157,573	202,582
"AI", Series 2007-38, Interest Only, 6.261%***, 6/16/2037		329,341	52,649
"SC", Series 2002-33, Interest Only, 7.201%***, 5/16/2032		758,303	159,465
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		864,384	411,900
Total Collateralized Mortgage Obligations (Cost $27,748,816)			28,556,880

Government & Agency Obligations 9.5%
Other Government Related (e) 0.6%
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		900,000	906,750
Tennessee Valley Authority, 4.25%, 9/15/2065		3,969,000	3,939,475
			4,846,225
Sovereign Bonds 5.2%
Dominican Republic, 144A, 5.5%, 1/27/2025		400,000	395,000
Government of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	9,400,000	7,075,451
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	368,500
Kingdom of Spain, REG S, 144A, 4.65%, 7/30/2025	EUR	5,320,000	7,418,983
Kingdom of Spain-Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	4,677,253	5,098,081
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.325%, 5/28/2025		800,000	776,000
Republic of Armenia, 144A, 7.15%, 3/26/2025		700,000	692,944
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		500,000	451,250
Republic of El Salvador:
144A, 6.375%, 1/18/2027		425,000	379,312
144A, 7.65%, 6/15/2035		700,000	634,375
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	90,600,000	367,243
Republic of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	4,020,000,000	281,756
Republic of Namibia, 144A, 5.25%, 10/29/2025		250,000	247,500
Republic of Panama, 3.75%, 3/16/2025		1,220,000	1,207,800
Republic of Paraguay, 144A, 6.1%, 8/11/2044		300,000	304,500
Republic of Portugal, REG S, 144A, 4.1%, 2/15/2045	EUR	5,700,000	6,862,966
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	226,332
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	6,700,000	492,055
Series R186, 10.5%, 12/21/2026	ZAR	40,000,000	3,336,513
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		1,000,000	982,517
144A, 6.85%, 11/3/2025		1,050,000	1,043,437
Republic of Uruguay, 5.1%, 6/18/2050		130,000	116,675
United Mexican States:
4.6%, 1/23/2046		2,100,000	1,947,750
Series M 10, 8.5%, 12/13/2018	MXN	70,000,000	4,699,656
			45,406,596
U.S. Government Sponsored Agency 0.5%
Federal National Mortgage Association, 3.0%, 11/15/2027		4,500,000	4,502,502
U.S. Treasury Obligations 3.2%
U.S. Treasury Bills:
0.07%****, 12/3/2015 (f)		1,791,000	1,790,958
0.215%****, 2/11/2016 (f)		3,874,000	3,873,117
U.S. Treasury Bonds:
2.5%, 2/15/2045		65,000	59,200
3.0%, 5/15/2045		5,000	5,059
3.125%, 8/15/2044		508,000	526,911
3.625%, 2/15/2044		462,000	527,384
5.375%, 2/15/2031		2,000,000	2,747,344
U.S. Treasury Notes:
1.0%, 8/31/2016 (g) (h)		16,279,000	16,355,528
1.0%, 9/30/2016		1,000,000	1,005,065
2.0%, 8/15/2025		315,000	310,810
2.5%, 5/15/2024		1,054,000	1,089,299
			28,290,675
Total Government & Agency Obligations (Cost $85,131,411)			83,045,998

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $621,115)		622,934	744,157

Loan Participations and Assignments 1.9%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		233,333	0
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 11/30/2019		3,735	3,722
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		1,477,273	1,475,973
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020		1,919	1,905
CBS Outdoor Americas Capital LLC, Term Loan B, 3.0%, 1/31/2021		1,406,250	1,400,351
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/2019		3,617	3,578
Chrysler Group LLC, Term Loan B, 3.25%, 12/31/2018		996,250	994,382
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		2,354,875	2,365,178
Delos Finance SARL, Term Loan B, 3.5%, 3/6/2021		1,500,000	1,502,032
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		1,811,681	1,817,533
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		1,116,667	1,088,515
Pinnacle Foods Finance LLC:
Term Loan G, 3.0%, 4/29/2020		1,980	1,981
Term Loan H, 3.0%, 4/29/2020		1,644,523	1,643,495
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		992,405	980,005
SBA Senior Financial II LLC, Term Loan B1, 3.25%, 3/24/2021		731,250	727,137
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020		1,330,645	1,328,316
Transdigm, Inc., Term Loan C, 3.75%, 2/28/2020		1,317,011	1,301,826
Visteon Corp., Term Delay Draw B, 3.5%, 4/9/2021		2,205	2,202
Total Loan Participations and Assignments (Cost $16,917,474)			16,638,131

Municipal Bonds and Notes 0.1%
New York, NY, General Obligation, Series C, 5.0%, 8/1/2033 (Cost $714,054)		620,000	716,260

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $72,920)		141,000	130,425

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016[1] (Cost $463,890)	9,400,000	1,748

	Shares	Value ($)

Securities Lending Collateral 6.7%
Daily Assets Fund, 0.17% (i) (j) (Cost $58,422,082)	58,422,082	58,422,082

Cash Equivalents 3.8%
Central Cash Management Fund, 0.12% (i) (Cost $33,096,770)	33,096,770	33,096,770

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $919,039,017)†	105.5	922,494,184
Other Assets and Liabilities, Net	(5.5)	(48,037,098)
Net Assets	100.0	874,457,086

The following table represents a senior loan that is in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	233,333	233,333	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2015.

*** Current yield; not a coupon rate.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $921,250,165. At October 31, 2015, net unrealized appreciation for all securities based on tax cost was $1,244,019. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,313,738 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $63,069,719.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	9,378	5,511	0.00

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2015 amounted to $56,427,143, which is 6.5% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) At October 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Deposit)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2015 is 0.33%.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2015	9	1,149,188	264
Ultra Long U.S. Treasury Bond	USD	12/21/2015	303	48,404,250	323,824
Total unrealized appreciation					324,088

At October 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/21/2015	47	6,001,313	(13,645)
Euro-BTP Italian Government Bond Futures	EUR	12/8/2015	51	7,792,056	(343,034)
Euro-Bund German Federal Government Bond	EUR	12/8/2015	60	10,372,562	(269,244)
Euro-BUXL 30 Year German Government Bond	EUR	12/8/2015	45	7,804,658	(342,468)
Ultra Long U.S. Treasury Bond	USD	12/21/2015	252	40,257,000	(146,194)
Total unrealized depreciation					(1,114,585)

At October 31, 2015, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Unrealized Depreciation ($)
3/20/2015 6/20/2020	22,027,500	5.0%	Markit CDX North America High Yield Index	(1,470,897)	(541,370)

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
9/21/2015 12/20/2020	21,560,000[2]	1.0%	Markit CDX Emerging Markets Index	2,170,826	2,615,262	(444,436)

At October 31, 2015, open credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/20/2015 6/20/2020	265,000[3]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	32,583	23,613	8,970
12/22/2014 3/20/2020	375,000[4]	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	60,768	52,333	8,435
Total unrealized appreciation						17,405

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(30,945)	(22,894)
12/16/2015 9/16/2020	20,600,000	Floating — 3-Month LIBOR	Fixed — 2.214%	666,472	675,843
Total net unrealized appreciation					652,949

At October 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Dates	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (m)
Call Options Receive Fixed — 4.22% – Pay Floating — 3-Month LIBOR	4/22/2016 4/22/2026	9,400,000[1]	4/20/2016	335,110	(291)
Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	8,800,000[1]	5/5/2016	98,780	(171)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	8,800,000[1]	3/15/2016	63,580	(1)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	8,800,000[5]	3/15/2016	103,840	(1)
Total Call Options				601,310	(464)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	8,800,000[1]	3/15/2016	63,580	(4,303)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	8,800,000[5]	3/15/2016	22,440	(4,303)
Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	13,500,000[1]	8/11/2016	259,200	(234,144)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	13,500,000[6]	7/11/2016	253,800	(339,055)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	8,800,000[1]	5/5/2016	98,780	(318,483)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	19,000,000[6]	12/2/2015	412,300	(514,984)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	19,000,000[6]	11/9/2015	380,950	(573,311)
Total Put Options				1,491,050	(1,988,583)
Total				2,092,360	(1,989,047)

(m) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2015 was $103,313.

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 Barclays Bank PLC

4 Credit Suisse

5 BNP Paribas

6 Citigroup, Inc.

As of October 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
BRL	7,200,000	USD	2,012,860	11/10/2015	149,132	BNP Paribas
BRL	14,500,000	USD	4,023,879	11/10/2015	270,538	Macquarie Bank Ltd.
TWD	64,500,000	USD	2,041,139	11/12/2015	54,257	Nomura International PLC
AUD	8,400,000	USD	6,147,616	11/13/2015	160,692	JPMorgan Chase Securities, Inc.
SEK	50,633,628	CAD	7,900,000	11/13/2015	113,427	Morgan Stanley
USD	2,978,283	AUD	4,200,000	11/13/2015	15,179	Macquarie Bank Ltd.
USD	2,978,304	AUD	4,200,000	11/13/2015	15,158	Australia & New Zealand Banking Group Ltd.
MXN	87,043,200	USD	5,299,789	11/17/2015	35,160	Barclays Bank PLC
ZAR	18,960,000	USD	1,461,472	11/17/2015	94,714	Barclays Bank PLC
ZAR	21,700,000	USD	1,652,956	11/17/2015	88,680	BNP Paribas
ZAR	35,000,000	USD	2,664,434	11/23/2015	144,033	Nomura International PLC
USD	2,107,291	MXN	35,000,000	11/23/2015	8,631	BNP Paribas
TWD	129,000,000	USD	3,975,347	11/30/2015	1,486	Nomura International PLC
USD	4,157,389	INR	280,000,000	12/2/2015	105,013	Nomura International PLC
ZAR	140,000,000	USD	10,349,610	12/14/2015	306,149	BNP Paribas
USD	4,108,825	MXN	70,000,000	12/14/2015	116,579	Macquarie Bank Ltd.
USD	4,182,725	INR	280,000,000	12/21/2015	65,361	Nomura International PLC
USD	1,986,577	IDR	29,600,000,000	12/23/2015	144,644	Commonwealth Bank of Australia
EUR	229,200	USD	262,701	1/14/2016	10,320	Citigroup, Inc.
EUR	20,900,000	USD	23,232,649	1/19/2016	216,415	Morgan Stanley
GBP	1,015,000	USD	1,569,573	1/19/2016	5,266	Societe Generale
EUR	19,691,986	USD	22,605,809	1/19/2016	919,907	JPMorgan Chase Securities, Inc.
USD	3,985,676	CNY	25,600,000	2/25/2016	21,986	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					3,062,727

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,972,603	BRL	7,200,000	11/10/2015	(108,875)	BNP Paribas
USD	3,994,763	BRL	14,500,000	11/10/2015	(241,423)	Macquarie Bank Ltd.
NZD	6,000,000	USD	4,009,350	11/13/2015	(50,584)	JPMorgan Chase Securities, Inc.
CAD	7,900,000	SEK	49,919,231	11/13/2015	(197,062)	JPMorgan Chase Securities, Inc.
USD	2,652,982	ZAR	35,000,000	11/23/2015	(132,581)	Nomura International PLC
MXN	35,000,000	USD	2,055,861	11/23/2015	(60,062)	BNP Paribas
MXN	70,000,000	USD	4,099,441	12/14/2015	(125,964)	Macquarie Bank Ltd.
USD	10,127,307	ZAR	140,000,000	12/14/2015	(83,846)	BNP Paribas
IDR	29,600,000,000	USD	1,922,078	12/23/2015	(209,143)	Commonwealth Bank of Australia
TWD	64,500,000	USD	1,963,470	12/28/2015	(23,612)	Nomura International PLC
NZD	10,179,000	USD	6,848,186	1/19/2016	(6,428)	BNP Paribas
USD	4,242,424	INR	280,000,000	1/29/2016	(23,439)	Morgan Stanley
CNY	25,600,000	USD	3,887,772	2/25/2016	(119,890)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(1,382,909)

Currency Abbreviations

AUD Australian Dollar

BRL Brazilian Dollar

CAD Canadian Dollar

CNY Chinese Yuan

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

MXN Mexican Peso

NZD New Zealand Dollar

SEK Swedish Krona

TWD Taiwan Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, written option contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (n)
Consumer Discretionary	$ 37,605,581	$ 11,061,387	$ 5,511	$ 48,672,479
Consumer Staples	44,120,255	103,731,731	—	147,851,986
Energy	15,930,471	—	—	15,930,471
Financials	56,656,921	18,762,020	—	75,418,941
Health Care	—	37,065,968	—	37,065,968
Industrials	787	53,739,787	0	53,740,574
Information Technology	40,441,589	6,781,772	—	47,223,361
Materials	5,664,335	4,180,131	26,388	9,870,854
Telecommunication Services	38,676,563	970,357	—	39,646,920
Utilities	21,810,405	—	—	21,810,405
Preferred Stock	—	151,575	—	151,575
Warrant	—	—	1,713	1,713
Fixed Income Investments (n)
Corporate Bonds	—	177,227,070	—	177,227,070
Asset-Backed	—	5,125,242	—	5,125,242
Mortgage-Backed Securities Pass-Throughs	—	18,231,107	—	18,231,107
Commercial Mortgage-Backed Securities	—	3,173,067	—	3,173,067
Collateralized Mortgage Obligations	—	28,556,880	—	28,556,880
Government & Agency Obligations	—	83,045,998	—	83,045,998
Convertible Bond	—	—	744,157	744,157
Loan Participations and Assignments	—	16,638,131	0	16,638,131
Municipal Bonds and Notes	—	716,260	—	716,260
Preferred Security	—	130,425	—	130,425
Short-Term Investments (n)	91,518,852	—	—	91,518,852
Derivatives (o)
Purchased Options	—	1,748	—	1,748
Futures Contracts	324,088	—	—	324,088
Credit Default Swap Contracts	—	17,405	—	17,405
Interest Rate Swap Contracts	—	675,843	—	675,843
Forward Foreign Currency Exchange Contracts	—	3,062,727	—	3,062,727
Total	$ 352,749,847	$ 573,046,631	$ 777,769	$ 926,574,247
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives
Futures Contracts	$ (1,114,585)	$ —	$ —	$ (1,114,585)
Credit Default Swap Contracts	—	(985,806)	—	(985,806)
Interest Rate Swap Contracts	—	(22,894)	—	(22,894)
Written Options	—	(1,989,047)	—	(1,989,047)
Forward Foreign Currency Exchange Contracts	—	(1,382,909)	—	(1,382,909)
Total	$ (1,114,585)	$ (4,380,656)	$ —	$ (5,495,241)

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include value of options purchased; unrealized appreciation (depreciation) on open futures contracts; credit default swap contracts; interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $827,520,165) — including $56,427,143 of securities loaned	$ 830,975,332
Investment in Daily Assets Fund (cost $58,422,082)*	58,422,082
Investment in Central Cash Management Fund (cost $33,096,770)	33,096,770
Total investments in securities, at value (cost $919,039,017)	922,494,184
Cash	1,873,653
Foreign currency, at value (cost $4,586,260)	4,525,440
Deposit with broker for centrally cleared swaps	256,590
Receivable for investments sold	19,209,111
Receivable for investment sold — when-issued securities	12,999,075
Receivable for Fund shares sold	108,364
Dividends receivable	1,116,357
Interest receivable	4,161,923
Receivable for variation margin on futures contracts	261,618
Receivable for variation margin on centrally cleared swaps	36,573
Receivable for pending swap contracts	13,681
Unrealized appreciation on bilateral swap contracts	17,405
Unrealized appreciation on forward foreign currency exchange contracts	3,062,727
Upfront payments paid on bilateral swap contracts	2,691,208
Foreign taxes recoverable	299,043
Other assets	51,321
Total assets	973,178,273
Liabilities
Payable upon return of securities loaned	58,422,082
Payable for investments purchased	3,582,609
Payable for investments purchased — when-issued securities	30,839,536
Payable for Fund shares redeemed	902,672
Options written, at value (premiums received $2,092,360)	1,989,047
Unrealized depreciation on bilateral swap contracts	444,436
Unrealized depreciation on forward foreign currency exchange contracts	1,382,909
Accrued management fee	272,675
Accrued Trustees' fees	12,986
Other accrued expenses and payables	872,235
Total liabilities	98,721,187
Net assets, at value	$ 874,457,086

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	10,206,544
Net unrealized appreciation (depreciation) on: Investments	3,455,167
Swap contracts	(315,452)
Futures	(790,497)
Foreign currency	1,589,929
Written options	103,313
Accumulated net realized gain (loss)	(5,446,150)
Paid-in capital	865,654,232
Net assets, at value	$ 874,457,086
Net Asset Value
Class A Net Asset Value and redemption price per share ($638,669,889 ÷ 71,655,712 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.91
Maximum offering price per share (100 ÷ 94.25 of $8.91)	$ 9.45

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($644,246 ÷ 72,292 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.91

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,197,078 ÷ 2,492,783 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.90
Class R6 Net Asset Value, offering and redemption price per share ($9,462 ÷ 1,065 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.88
Class S Net Asset Value, offering and redemption price per share ($205,112,374 ÷ 23,010,504 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.91
Institutional Class Net Asset Value, offering and redemption price per share ($7,824,037 ÷ 878,758 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Interest (net of foreign taxes withheld of $897)	$ 19,583,087
Dividends (net of foreign taxes withheld of $561,859)	18,085,985
Income distributions — Central Cash Management Fund	22,312
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	407,056
Total income	38,098,440
Expenses: Management fee	3,524,296
Administration fee	952,513
Services to shareholders	1,386,989
Distribution and service fees	1,917,424
Custodian fee	122,591
Professional fees	132,385
Reports to shareholders	116,159
Registration fees	87,238
Trustees' fees and expenses	41,857
Other	98,412
Total expenses before expense reductions	8,379,864
Expense reductions	(562)
Total expenses after expense reductions	8,379,302
Net investment income	29,719,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,313,139
Swap contracts	(10,723,000)
Futures	(2,283,592)
Written options	(52,806)
Foreign currency	3,472,492
(273,767)
Change in net unrealized appreciation (depreciation) on: Investments	(63,941,126)
Swap contracts	1,597,729
Futures	(953,342)
Written options	189,233
Foreign currency	1,919,943
(61,187,563)
Net gain (loss)	(61,461,330)
Net increase (decrease) in net assets resulting from operations	$ (31,742,192)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income	$ 29,719,138	$ 32,861,068
Net realized gain (loss)	(273,767)	72,111,526
Change in net unrealized appreciation (depreciation)	(61,187,563)	(48,390,292)
Net increase (decrease) in net assets resulting from operations	(31,742,192)	56,582,302
Distributions to shareholders from: Net investment income: Class A	(27,204,672)	(25,171,540)
Class B	(35,330)	(55,718)
Class C	(787,502)	(617,381)
Class R6	(407)	(102)*
Class S	(9,258,100)	(8,673,219)
Institutional Class	(256,000)	(101,519)
Net realized gains: Class A	(52,034,815)	(11,687,777)
Class B	(129,932)	(44,142)
Class C	(1,914,832)	(331,678)
Class R6	(687)	—
Class S	(17,170,964)	(3,738,187)
Institutional Class	(219,819)	(36,487)
Total distributions	(109,013,060)	(50,457,750)
Fund share transactions: Proceeds from shares sold	41,918,796	66,750,548
Reinvestment of distributions	104,003,008	47,968,220
Payments for shares redeemed	(162,305,285)	(129,967,063)
Net increase (decrease) in net assets from Fund share transactions	(16,383,481)	(15,248,295)
Increase (decrease) in net assets	(157,138,733)	(9,123,743)
Net assets at beginning of period	1,031,595,819	1,040,719,562
Net assets at end of period (including undistributed net investment income of $10,206,544 and $15,823,909, respectively)	$ 874,457,086	$ 1,031,595,819

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 10.31	$ 9.56	$ 8.91	$ 8.85
Income (loss) from investment operations: Net investment income[a]	.29	.32	.29	.25	.14
Net realized and unrealized gain (loss)	(.64)	.23	1.01	.60	.05
Total from investment operations	(.35)	.55	1.30	.85	.19
Less distributions from: Net investment income	(.37)	(.34)	(.28)	(.20)	(.13)
Net realized gains	(.73)	(.16)	(.27)	—	—
Total distributions	(1.10)	(.50)	(.55)	(.20)	(.13)
Net asset value, end of period	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Total Return (%)[b]	(3.32)	5.49	14.14	9.67	2.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	639	751	770	748	780
Ratio of expenses (%)	.91	.90	.90	.91	.93
Ratio of net investment income (%)	3.09	3.10	3.00	2.67	1.58
Portfolio turnover rate (%)	115	100	90	204	137
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.31	$ 9.57	$ 8.91	$ 8.85
Income (loss) from investment operations: Net investment income[a]	.19	.22	.19	.15	.06
Net realized and unrealized gain (loss)	(.65)	.24	1.01	.62	.03
Total from investment operations	(.46)	.46	1.20	.77	.09
Less distributions from: Net investment income	(.27)	(.24)	(.19)	(.11)	(.03)
Net realized gains	(.73)	(.16)	(.27)	—	—
Total distributions	(1.00)	(.40)	(.46)	(.11)	(.03)
Net asset value, end of period	$ 8.91	$ 10.37	$ 10.31	$ 9.57	$ 8.91
Total Return (%)[b]	(4.46)[c]	4.52	12.88[c]	8.70	1.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	5	6
Ratio of expenses before expense reductions (%)	2.07	1.93	1.90	1.89	1.89
Ratio of expenses after expense reductions (%)	2.03	1.93	1.90	1.89	1.89
Ratio of net investment income (%)	2.03	2.08	1.99	1.66	.62
Portfolio turnover rate (%)	115	100	90	204	137
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.29	$ 9.55	$ 8.89	$ 8.84
Income (loss) from investment operations: Net investment income[a]	.22	.24	.21	.17	.07
Net realized and unrealized gain (loss)	(.64)	.24	1.00	.62	.03
Total from investment operations	(.42)	.48	1.21	.79	.10
Less distributions from: Net investment income	(.30)	(.26)	(.20)	(.13)	(.05)
Net realized gains	(.73)	(.16)	(.27)	—	—
Total distributions	(1.03)	(.42)	(.47)	(.13)	(.05)
Net asset value, end of period	$ 8.90	$ 10.35	$ 10.29	$ 9.55	$ 8.89
Total Return (%)[b]	(3.99)	4.74	13.09	8.90	1.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	27	21	17	19
Ratio of expenses (%)	1.70	1.69	1.72	1.74	1.75
Ratio of net investment income (%)	2.30	2.31	2.16	1.84	.76
Portfolio turnover rate (%)	115	100	90	204	137
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class R6	Year Ended 10/31/15	Period Ended 10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.70
Income (loss) from investment operations: Net investment income[b]	.29	.05
Net realized and unrealized gain (loss)	(.63)	(.29)
Total from investment operations	(.34)	(.24)
Less distributions from: Net investment income	(.40)	(.11)
Net realized gains	(.73)	—
Total distributions	(1.13)	(.11)
Net asset value, end of period	$ 8.88	$ 10.35
Total Return (%)	(3.15)	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	9	10
Ratio of expenses (%)	.83	.56*
Ratio of net investment income (%)	3.15	2.83*
Portfolio turnover rate (%)	115	100[c]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 10.31	$ 9.56	$ 8.91	$ 8.85
Income (loss) from investment operations: Net investment income[a]	.31	.34	.31	.27	.16
Net realized and unrealized gain (loss)	(.64)	.23	1.01	.60	.04
Total from investment operations	(.33)	.57	1.32	.87	.20
Less distributions from: Net investment income	(.39)	(.36)	(.30)	(.22)	(.14)
Net realized gains	(.73)	(.16)	(.27)	—	—
Total distributions	(1.12)	(.52)	(.57)	(.22)	(.14)
Net asset value, end of period	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Total Return (%)	(3.01)	5.70	14.37	9.90	2.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	205	249	245	236	241
Ratio of expenses (%)	.71	.69	.71	.71	.73
Ratio of net investment income (%)	3.30	3.30	3.19	2.88	1.78
Portfolio turnover rate (%)	115	100	90	204	137
[a] Based on average shares outstanding during the period.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.35	$ 10.30	$ 9.56	$ 8.91	$ 8.86
Income (loss) from investment operations: Net investment income[a]	.29	.35	.32	.27	.17
Net realized and unrealized gain (loss)	(.61)	.23	1.00	.61	.04
Total from investment operations	(.32)	.58	1.32	.88	.21
Less distributions from: Net investment income	(.40)	(.37)	(.31)	(.23)	(.16)
Net realized gains	(.73)	(.16)	(.27)	—	—
Total distributions	(1.13)	(.53)	(.58)	(.23)	(.16)
Net asset value, end of period	$ 8.90	$ 10.35	$ 10.30	$ 9.56	$ 8.91
Total Return (%)	(3.07)	5.77	14.32	10.02	2.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	3	2	2	1
Ratio of expenses (%)	.68	.64	.65	.65	.61
Ratio of net investment income (%)	3.15	3.34	3.25	2.94	1.90
Portfolio turnover rate (%)	115	100	90	204	137
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2015, the Fund had $4,138,000 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 11,491,804
Capital loss carryforwards	$ (4,138,000)
Net unrealized appreciation (depreciation) on investments	$ 1,244,019

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ 45,213,849	$ 35,838,576
Distributions from long-term capital gains	$ 63,799,211	$ 14,619,174

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $21,000,000 to $121,700,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $43,588,000, and the investment in credit default swap contracts sold had a total notional value of generally indicative of a range from $525,000 to $640,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2015, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $13,088,000 to $104,491,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $49,408,000 to $101,273,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of October 31, 2015 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $1,697,000 to $11,467,000, and purchased option contracts had a total value generally indicative of a range from approximately $2,000 to $117,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2015, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $66,854,000 to $202,388,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $44,168,000 to $132,335,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $96,055,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 1,748	$ —	$ 675,843	$ 324,088	$ 1,001,679
Credit Contracts (a)	—	—	17,405	—	17,405
Foreign Exchange Contracts (c)	—	3,062,727	—	—	3,062,727
	$ 1,748	$ 3,062,727	$ 693,248	$ 324,088	$ 4,081,811

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (1,989,047)	$ —	$ (22,894)	$ (1,114,585)	$ (3,126,526)
Credit Contracts (a) (b)	—	—	(985,806)	—	(985,806)
Foreign Exchange Contracts (c)	—	(1,382,909)	—	—	(1,382,909)
	$ (1,989,047)	$ (1,382,909)	$ (1,008,700)	$ (1,114,585)	$ (5,495,241)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value, and unrealized depreciation on bilateral swap contracts

(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (52,806)	$ —	$ (10,613,427)	$ (2,283,592)	$ (12,949,825)
Credit Contracts (a)	—	—	(109,573)	—	(109,573)
Foreign Exchange Contracts (b)	—	4,376,503	—	—	4,376,503
	$ (52,806)	$ 4,376,503	$ (10,723,000)	$ (2,283,592)	$ (8,682,895)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (115,291)	$ 189,233	$ —	$ 2,618,221	$ (953,342)	$ 1,738,821
Credit Contracts (a)	—	—	—	(1,020,492)	—	(1,020,492)
Foreign Exchange Contracts (b)	—	—	1,931,256	—	—	1,931,256
	$(115,291)	$ 189,233	$ 1,931,256	$ 1,597,729	$ (953,342)	$ 2,649,585

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 37,144	$ (37,144)	$ —	$ —	$ —
Barclays Bank PLC	138,844	—	—	—	138,844
BNP Paribas	552,592	(263,515)	—	—	289,077
Citigroup, Inc.	10,320	(10,320)	—	—	—
Commonwealth Bank of Australia	144,644	(144,644)	—	—	—
Credit Suisse	8,435	—	—	—	8,435
JPMorgan Chase Securities, Inc.	1,080,599	(692,082)	—	—	388,517
Macquarie Bank Ltd.	402,296	(367,387)	—	—	34,909
Morgan Stanley	329,842	(23,439)	—	—	306,403
Nomura International PLC	371,898	(371,898)	—	—	—
Societe Generale	5,266	—	—	—	5,266
	$ 3,081,880	$ (1,910,429)	$ —	$ —	$ 1,171,451
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 119,890	$ (37,144)	$ —	$ —	$ 82,746
BNP Paribas	263,515	(263,515)	—	—	—
Citigroup, Inc.	1,427,350	(10,320)	—	(1,417,030)	—
Commonwealth Bank of Australia	209,143	(144,644)	—	—	64,499
JPMorgan Chase Securities, Inc.	692,082	(692,082)	—	—	—
Macquarie Bank Ltd.	367,387	(367,387)	—	—	—
Morgan Stanley	23,439	(23,439)	—	—	—
Nomura International PLC	713,586	(371,898)	—	(341,688)	—
	$ 3,816,392	$ (1,910,429)	$ —	$ (1,758,718)	$ 147,245

(a) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $1,038,345,701 and $1,106,567,987, respectively. Purchases and sales of U.S. Treasury securities aggregated $41,046,322 and $56,615,999, respectively.

For the year ended October 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	121,600,000	$ 1,611,328
Options written	65,000,000	1,306,250
Options closed	(26,900,000)	(480,487)
Options expired	(32,500,000)	(344,731)
Outstanding, end of period	127,200,000	$ 2,092,360

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class R6	1.03%
Class S	1.03%
Institutional Class	1.03%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.27%
Class B	2.02%
Class C	2.02%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for Class B were $562.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $952,513, of which $73,727 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 517,766	$ 73,551
Class B	6,561	918
Class C	18,734	2,181
Class R6	26	4
Class S	279,327	44,052
Institutional Class	4,194	1,359
	$ 826,608	$ 122,065

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 9,731	$ 426
Class C	188,300	13,887
	$ 198,031	$ 14,313

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 1,654,135	$ 261,290.24%
Class B	3,130	296.24%
Class C	62,128	9,155.25%
	$ 1,719,393	$ 270,741

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015 aggregated $25,334.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $790 and $2,759, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2015, DDI received $2,535 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $32,423, of which $11,355 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $35,398.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,399,028	$ 22,646,505	3,298,655	$ 34,490,105
Class B	73	755	10,428	107,897
Class C	493,745	4,673,347	848,483	8,814,026
Class R6	—	—	934*	10,001*
Class S	893,635	8,382,726	2,141,067	22,393,773
Institutional Class	661,332	6,215,463	89,441	934,746
		$ 41,918,796		$ 66,750,548
Shares issued to shareholders in reinvestment of distributions
Class A	8,396,386	$ 76,320,139	3,459,461	$ 35,398,861
Class B	17,988	164,123	9,752	99,352
Class C	286,768	2,607,164	88,969	910,438
Class R6	121	1,094	10*	102*
Class S	2,687,974	24,434,669	1,115,603	11,421,461
Institutional Class	52,642	475,819	13,449	138,006
		$ 104,003,008		$ 47,968,220
Shares redeemed
Class A	(11,607,691)	$ (108,450,344)	(8,963,514)	$ (93,368,859)
Class B	(136,128)	(1,279,591)	(130,088)	(1,354,945)
Class C	(906,073)	(8,402,889)	(340,018)	(3,531,018)
Class S	(4,567,481)	(42,916,976)	(3,020,761)	(31,423,515)
Institutional Class	(139,768)	(1,255,485)	(27,634)	(288,726)
		$ (162,305,285)		$ (129,967,063)
Net increase (decrease)
Class A	(812,277)	$ (9,483,700)	(2,205,398)	$ (23,479,893)
Class B	(118,067)	(1,114,713)	(109,908)	(1,147,696)
Class C	(125,560)	(1,122,378)	597,434	6,193,446
Class R6	121	1,094	944*	10,103*
Class S	(985,872)	(10,099,581)	235,909	2,391,719
Institutional Class	574,206	5,435,797	75,256	784,026
		$ (16,383,481)		$ (15,248,295)

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Global Income Builder Fund (one of the Funds constituting Deutsche Market Trust) (the "Fund"), including the investment portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Income Builder Fund (one of the Funds constituting Deutsche Market Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 956.50	$ 950.30	$ 952.70	$ 957.50	$ 957.60	$ 957.70
Expenses Paid per $1,000*	$ 4.44	$ 9.98	$ 8.37	$ 4.34	$ 3.45	$ 3.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,020.67	$ 1,014.97	$ 1,016.64	$ 1,020.77	$ 1,021.68	$ 1,021.73
Expenses Paid per $1,000*	$ 4.58	$ 10.31	$ 8.64	$ 4.48	$ 3.57	$ 3.52

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Global Income Builder Fund	.90%	2.03%	1.70%	.88%	.70%	.69%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.65 per share from net long-term capital gains during its year ended October 31, 2015.

For corporate shareholders, 17% of the income dividends paid during the Fund's fiscal year ended October 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $20,513,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Income Builder Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 812	25159K 796	25159K 788	25159K 770
Fund Number	002	202	302	2033	1402

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche global income builder Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$91,885	$0	$7,813	$0
2014	$96,741	$0	$10,053	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$473,574	$2,763,576
2014	$0	$291,072	$7,017,733

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$7,813	$3,237,150	$880,336	$4,125,299
2014	$10,053	$7,308,805	$411,123	$7,729,981

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015